Worksport Awarded 'Innovator of the Year': Growth Catalyst

West Seneca, New York, June 13, 2024 - Worksport® Ltd. (NASDAQ: WKSP), a key U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, is proud to announce that it has been awarded "Innovator of the Year" by Buffalo Business First. This prestigious accolade recognizes Worksport's commitment to pioneering advancements in the automotive sector.

Worksport's "Innovator of the Year" award emphasizes a significant growth catalyst represented by its products, particularly the SOLIS Solar Truck Bed Cover and COR Portable Battery Generator System. The Alpha launch of these revolutionary clean-tech products is expected to take place this summer.

Revolutionary Products Driving Innovation

Worksport's innovative edge is exemplified by its groundbreaking products like the Worksport SOLIS and COR duo. The SOLIS cover is a first-to-market solar-integrated tonneau cover, designed to provide eco-friendly energy solutions while maintaining the functionality of a truck bed cover. This revolutionary product harnesses solar power to provide power "on the go," making it a game-changer for truck owners and overlanding enthusiasts. The SOLIS cover-expected to be compatible with major truck brands such as Ford F-Series, Chevrolet Silverado, and Ram pickup trucks-is set to tap into an estimated multi-billion-dollar market segment.

The COR portable energy system, another milestone in Worksport's innovation journey, is designed to provide mobile, clean energy "on the go." Ideal for work settings and outdoor enthusiasts, the COR system offers unparalleled versatility and convenience, reinforcing Worksport's commitment to sustainable energy solutions. Further, the Company anticipates expansion of the COR system into many peripheral markets, opening new possibilities for Worksport.

"This award from Buffalo Business First is a testament to our team's relentless pursuit of innovation and excellence," said Steven Rossi, CEO of Worksport. "The SOLIS and COR product lines are major growth catalysts for Worksport, and we are excited for their anticipated Alpha releases this Summer."

Strategic Growth and Market Expansion

Worksport has demonstrated significant growth and strategic market expansion. Starting full-scale production in January 2024, the Company launched direct-to-consumer (B2C) sales in late Q1, quickly gaining traction and capturing substantial interest from dealers and consumers. The recently secured partnership with a prominent Midwest distributor, renowned for its 50-year legacy in the automotive industry, is expected to further enhance Worksport's market presence. The Company has seen great early traction in B2C sales from Q2 2024 and will provide an update in the coming days.

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For more information about Worksport Ltd., its award-winning innovations, or to arrange an interview with CEO Steven Rossi, please contact Investor Relations. Investors and customers are invited to follow Worksport's progress as it builds on this momentum and strives to redefine industry standards with each new corporate development.

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Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128
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About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport's hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy's website is terravisenergy.com. For more information, please visit investors.worksport.com.

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Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Steven Obadiah, Investor Relations, Worksport Ltd.  T: 1 (888) 554-8789 -128
W: investors.worksport.com    W: www.worksport.com    E: investors@worksport.com

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